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                                                                   EXHIBIT 10.33


THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


                            INTERCONNECTION AGREEMENT

         This Interconnection Agreement (the "Agreement") is made, effective as of April 1, 1998 (the "Effective Date"), by and between Verio, Inc., a Delaware corporation, with its principal place of business at 8005 S. Chester Street, Suite 200, Englewood, CO 80112 ("Company") and UUNET Technologies, Inc., a Delaware corporation, with its principal place of business at 3060 Williams Drive, Fairfax, VA 22031 ("UUNET").

                                R E C I T A L S

1.   Each of Company and UUNET operates an Internet Network, as defined below;
and

2. The parties wish to provide for the interconnection of, and exchange of traffic between, their respective Internet Networks on the terms and conditions herein.


NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1. DEFINITIONS

     1.1 "Internet Network" shall mean a communications network running the TCP/IP and other Internet protocols.

     1.2 "Interconnection Point" shall mean any interconnection point at which the parties agree to connect their respective Internet Networks under this Agreement. A description of all Interconnection Points, together with all direct interconnections agreed to by the parties, is set forth on the attached Schedule 1, and Schedule 1 shall be amended by the agreement of Company and UUNET in the event of any changes.

2.   EXCHANGE OF TRAFFIC

     2.1 The parties agree to exchange digital communications traffic over their respective Internet Networks at the Interconnection Points, subject to the terms and conditions set forth in this Agreement. UUNET's obligations under this
Agreement are subject to   (***).









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THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A
REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


     2.2 Each party shall provide, at its own expense, a connection from its Internet Network to the Interconnection Point(s) within (***) of the date of this Agreement. Company will send over the Interconnection Points only traffic destined for UUNET and Verio customers. The data rates at which the parties will connect hereunder is set forth in the attached Schedule 1.

     2.3 The parties agree not to restrict the use of their respective Internet Networks based on the subject matter of the traffic unless required to do so by applicable law.

     2.4 Except for control traffic which must be examined in order for the parties to operate their respective Internet Networks, neither party shall monitor or capture the contents of any data or other traffic which passes through the Interconnection Points. Neither party shall modify the infrastructure in any way to examine any data unless an appropriate court order is in force. Except as otherwise agreed between the parties and with third parties as appropriate, neither party shall provide to third parties any statistical information itemized by service provider, by company, or by IP address; provided, that each party may provide its customers with their own statistical data.

     2.5 Neither party will establish a route of last resort directed toward the other party's Internet Network. Instead, the parties will fully exchange explicit routes comprising public Internet service destinations of entities to whom either party is contractually obligated to handle traffic.

3. TERM AND TERMINATION

     This Agreement shall have an initial term of one year following the Effective Date. Either party may terminate this Agreement upon 60 calendar days' written notice to the other at any time after the end of the initial term. If neither party terminates this Agreement upon expiration of the initial term, this Agreement shall continue on its present terms and conditions, specifically including the requirement that the parties continue their discussions and activities under Paragraphs 4 and 5 hereof, until either party terminates it by 60 calendar days' written notice to the other.

4. TECHNICAL AND OPERATIONAL MATTERS

     4.1 The parties will work together during the term of this Agreement to establish mutually agreed performance objectives and operational procedures to enable each party to provide the highest practical quality of service over its Internet Network and the interconnection provided hereunder, in a cost effective fashion. In connection therewith, the parties shall use their reasonable efforts to achieve a minimum end-to-end one-way packet delay.

     4.2 Each of the parties will use its reasonable efforts to achieve a mean
time to repair of        (***)        for all outages at the Interconnection
Point(s) set forth on

                                       -2-

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THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A
REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


Schedule 1. The parties will cooperate with each other in each party's efforts under this paragraph 4.2.

     4.3 Each of the parties will develop scheduled maintenance procedures that provide for notification by one party to the other of all scheduled maintenance that could cause end-to-end connectivity loss for any user of more than (***)
       . Each party agrees to give the other three calendar days advance notice
for scheduled maintenance that is expected to result in         (***)      of
end-to-end connectivity loss.

     4.4 Each party will, at its own expense and on a reasonable efforts basis, provide Network Operations Center ("NOC") support in cooperation with the other so as to maintain the smooth operation of the network service. The parties shall develop operational procedures for the interconnection of their respective Internet Networks, including without limitation inter-NOC problem management information exchanges (e.g., trouble ticket tracking), and NOC escalation procedures for addressing unscheduled outages or emergency maintenance.

     4.5 Each of the parties will provide the other with certain limited access to data for the purpose of operational monitoring and the diagnosis of end-to-end connectivity problems. The parties will use their reasonable efforts to develop procedures to govern the timing and other terms and conditions upon which this access will be provided.

     4.6 Each of the parties will use its reasonable efforts to collect during the term hereof and provide to the other party traffic information with respect to its Internet Network in order to better understand the nature of the traffic passing through the parties' respective Internet Networks. In addition, each party shall use its reasonable efforts to track and provide the other party with average and peak utilization data over the interconnection facilities set forth on Schedule 1 hereto.

5. CUSTOMER RELATIONS

     Each party will be responsible for communicating with its own customers with respect to its Internet Network. Each party will use its reasonable efforts to notify the other promptly in writing of all trouble reports made to it by customers of the other party. Each party shall be responsible to screen the traffic of its own customers not desiring public Internet access from distribution across the Interconnection Point(s). Each party will independently establish the charges to its own customers for the services provided in connection with this Agreement.

6. LIMITATION ON SERVICES

     This Agreement shall apply only to traffic passing through the public Internet. Virtual private data network services and services involving protocols other than the Internet protocols are not covered by this Agreement. Neither party shall be entitled or

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required to carry traffic hereunder if doing so would conflict with any condition imposed by an agreement between the other party and any third party with whom the other party connects.

7. NONEXCLUSIVITY

     This Agreement shall not prohibit or restrain either party's entry into any separate similar or dissimilar contract or agreement with one or more third parties.

8. NO LIABILITY

     NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY LOSS OR DAMAGE ARISING
FROM: (I) ANY FAILURE IN OR BREAKDOWN OF ANY FACILITIES OR SERVICES HEREUNDER, WHATSOEVER THE CAUSE AND HOWEVER LONG IT SHALL LAST; (II) ANY INTERRUPTION OF SERVICE, WHATSOEVER THE CAUSE AND HOWEVER LONG IT SHALL LAST; (III) SUCH PARTY'S SUBMITTING TRAFFIC TO OR ACCEPTING TRAFFIC FROM THE OTHER PARTY HEREUNDER; OR
(IV) ANY OTHER CIRCUMSTANCE RELATING TO THIS AGREEMENT.

9. INSURANCE

     Each party is responsible for assessing its own need for property, casualty and liability insurance and each shall obtain such insurance as each sees fit. Each party shall bear the risk of loss and damage with respect to its own equipment and agrees not to make any claims against the other, or assign any such claims to third parties, for any property loss or damage.

10. AUTHORIZATIONS

     All undertakings and obligations assumed hereunder by either party are subject to all applicable existing and future laws, rules and regulations, and are further subject to the issuance and continuance of all necessary governmental licenses, waivers, consents, registrations, permissions and approvals.

11. FORCE MAJEURE

     No failure or omission by either party to carry out or observe any of the terms and conditions of this Agreement shall give rise to any claim against the party in question or be deemed to be a breach of this Agreement if such failure or omission arises from any cause reasonably beyond the control of that party (a "Force Majeure Event"). Each party shall give the other notice in the event it experiences a failure or delay due to a Force Majeure Event. Upon such notice, the party affected by the Force Majeure Event may delay performance hereunder during the pendency of such Force Majeure Event, and shall have no liability for such delay.

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12. RELATIONSHIP OF PARTIES

     In their performance hereunder the parties are acting as independent contractors, and nothing contained herein shall be construed to create a partnership, joint venture or other agency relationship between the parties.

13. REGULATORY APPROVAL

     The parties acknowledge that this Agreement, and any or all of the terms hereof, may become subject to regulatory approval by various local, state or federal agencies. Should such approval be required from time to time or at any time, the parties shall cooperate, to the extent reasonable and lawful, in providing such information as is necessary to complete any required filing.

14. ASSIGNMENT

     Neither party shall transfer or assign its rights or obligations under this Agreement or transfer by way of merger, consolidation, sale of all or substantially all of its assets without the prior written consent of the other party which consent shall not be unreasonably withheld; provided, that either party may transfer its interest herein to any subsidiary or affiliate of such party.

15. NOTICES

     All notices between the parties required or permitted hereunder shall be effective if hand delivered or sent by post or courier, postage or fees paid, or by facsimile to the address specified below. All notices shall be effective when sent.

If to Company:                      If to UUNET:

Verio Inc.                          UUNET Technologies, Inc.
8005 S. Chester Street, Suite 200   3060 Williams Drive
Englewood, CO 80112                 Fairfax, VA 22031
ATTN: Chris Demarche                ATTN: Vice-President, Systems Engineering
Chief Technical Officer             Fax: 703-206-5601

with a copy to:                     with a copy to:

Verio                               UUNET Technologies, Inc.
8005 S. Chester Street              3060 Williams Drive
Suite 200                           Fairfax, VA 22031
Englewood, CO 80112                 ATTN: General Counsel
ATTN: General Counsel               Fax: 703-206-5807
Fax: 303-792-3879


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THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A
REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


16. ENTIRE AGREEMENT

     This Agreement represents the entire understanding between the parties regarding the subject matter hereof and supersedes all other prior and contemporaneous agreements, understandings, negotiations and discussions between the parties with respect to such subject matter. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without regard to the conflicts of laws principles thereof.

17. SEVERABILITY

     If any provision of this Agreement is held by a court of competent jurisdiction to be contrary to law, the remaining provisions of this Agreement will remain in full force and effect.

18. AMENDMENT

     This Agreement may be modified only by a written amendment signed by both parties. The Company may acquire interests in additional Internet service providers ("Additional ISPs") whose networks it may wish to include within the terms of this Agreement. Any such inclusion shall constitute an amendment to this Agreement. In the event that such Additional ISP is a customer of UUNET, it
shall be a condition of any such amendment that            (***)




                      .

19, NO THIRD PARTY BENEFICIARIES

     Nothing contained in this Agreement shall be deemed to confer any rights in any third party not a signatory to this Agreement.

20. CONFIDENTIALITY

     All information exchanged between the parties under this Agreement or during the negotiations preceding this Agreement and relating either to the terms and conditions of this Agreement or any activities contemplated by this Agreement is confidential and neither party shall disclose to any third party any of the other party's confidential information disclosed to it. Any announcement of this Agreement must be mutually agreed upon by both parties, including the timing and wording of press releases and other announcements to third parties. Should the parties not come to agreement on a press release or other announcement of the Agreement within 60 days after execution and delivery of the Agreement, either party may publicly acknowledge that this Agreement exists, provided that the acknowledgment is not in the form of a press release. Either party may disclose the existence of this Agreement


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and its terms, which may include providing a copy thereof, pursuant to any requirement of law or regulation or pursuant to a judicial or administrative order.

21. DISPUTES

     All disputes arising out of or relating to this Agreement which are not resolved within 30 days after notice of the dispute is given by either party to the other shall be finally settled by arbitration conducted expeditiously in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted by a single arbitrator in Washington, D.C. The arbitration shall be governed by the United States Arbitration Act, and judgment upon the award rendered by the arbitrator may be entered by any court with jurisdiction. The arbitrator is not empowered to award damages in excess of direct compensatory damages. EACH PARTY HEREBY WAIVES ANY DAMAGES IN EXCESS OF DIRECT COMPENSATORY DAMAGES.

IN WITNESS WHEREOF, the parties have caused their respective authorized representatives to sign this Agreement on their behalf, effective as of the date first written above.

    Verio Inc.                          UUNET Technologies, Inc
    By:  /s/  CHRIS DEMARCHE            By:      /s/ GEORGE P. ALBER
       -----------------------------       -----------------------------
    Name: Chris DeMarche                Name: George P. Alber
         ---------------------------         ---------------------------
    Title:  Chief Technical Officer     Title:  Vice President
          --------------------------          --------------------------

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THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A
REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.



                                   SCHEDULE 1

                              INTERCONNECTED POINTS
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                                     SPEEDS
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THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A
REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


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